UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2015

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31293 (Commission File Number)	77-0487526 (I.R.S. Employer Identification Number)

One Lagoon Drive, 4th Floor

Redwood City, California 94065

(650) 598-6000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 30, 2015, Equinix, Inc. (“Equinix”), as borrower, and its subsidiaries Equinix LLC and Switch & Data LLC, as guarantors (the “Guarantors”), entered into an amendment (the “Amendment”) of the Credit Agreement entered into December 17, 2014, among Equinix, as borrower, the Guarantors, a syndicate of financial institutions, as lenders (each a “Lender” and together, the “Lenders”), Bank of America, N.A., as administrative agent, a Lender and L/C issuer, JPMorgan Chase Bank, N.A. and TD Securities (USA) LLC, as co-syndication agents, Barclays Bank PLC, Citibank, N.A., Royal Bank of Canada and ING Bank N.V., Singapore Branch, as co-documentation agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J. P. Morgan Securities LLC and TD Securities (USA) LLC, as joint lead arrangers and book runners (the “Original Credit Agreement” and, as amended, the “Amended Credit Agreement”).

The Original Credit Agreement provided for a senior credit facility of $1,500,000,000, comprised of (i) a $1,000,000,000 senior secured multi-currency revolving credit facility and (ii) a $500,000,000 senior secured term loan facility (the “Term Loan Facility”). The Amendment facilitated the conversion of the outstanding U.S. Dollar-denominated principal amount of the Term Loan Facility to an approximately equivalent amount denominated in four foreign currencies: Euro, Pounds Sterling, Swiss Francs and Japanese Yen (the “Foreign Currencies”). In connection with the execution of the Amendment, on April 30, 2015, Equinix prepaid the US dollar-denominated $490,000,000 balance of the Term Loan Facility and immediately re-borrowed under the Term Loan Facility approximately the same aggregate amount denominated in the Foreign Currencies.

Other than the changes described above, the substantive terms of the Amended Credit Agreement remain materially unchanged from the Original Credit Agreement.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

Bank of America, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citibank, N.A., HSBC Bank USA and Goldman Sachs Bank USA and/or their respective affiliates have in the past provided investment banking services to Equinix. Bank of America, N.A., JPMorgan Chase Bank, N.A., Barclays Bank PLC, Citibank, N.A., HSBC Bank USA, MUFG Union Bank, N.A. and U.S. Bank National Association and/or their respective affiliates have in the past provided lending services to Equinix.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

Please refer to the description of the Amendment disclosed in Item 1.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: April 30, 2015	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer